Winther Commercial Triple Net Lease Agreement (Net-Net-Net)

This Triple Net Lease Agreement ("Lease") is made and effective September 1, 2015, by and between Winther Family Trust ("Landlord") and Vapor Hub International, lnc. ("Tenant").

Landlord is the owner of land and improvements commonly known and numbered as 1871 Tapo Street, Simi Valley, CA 93363 and legally described as follows (the "Building"):

NOW, THEREFORE, in consideration of the mutual promises herein, contained and other good and valuable consideration, it is agreed:

1.

Term.

A.

Landlord hereby leases the Leased Premises to Tenant, and Tenant hereby leases the same from  Landlord,  for  an "Initial Term"  beginning September  1, 2015  and ending  August  31,  2020. Landlord shall use its best efforts to give Tenant possession as nearly as possible at the beginning of the Lease term. If Landlord is unable to timely provide the Leased Premises, rent shall abate for the period of delay, as agreed by the parties. Tenant shall make no other claim against landlord for any such delay.

2.

Rental.

A.

Tenant shall pay to Landlord during the Initial Term rental of $ 67,800 per year, payable in installments of $ 5,650 per month.  Each  installment  payment  shall  be due  in advance on the first day of each calendar month during the lease term to  Landlord  at  491 Valley  Gate Road, Simi Valley,  CA  93065 or at such other place designated by written notice from Landlord or Tenant. The rental payment amount  for  any  partial  calendar  months included  in the  lease  term  shall  be  prorated  on a daily basis.

3.

Use.

Tenant shall be allowed to utilize the leased premises for any commercially reasonable purpose. Notwithstanding the forgoing, Tenant shall not use the Leased Premises for the purposes of storing, manufacturing or selling any explosives, flammables or other inherently dangerous substance,   chemical, thing or device.

4.

Sublease and Assignment.

Tenant shall have the right without Landlord's consent, to assign  this  Lease  to  a corporation  with which Tenant may merge or consolidate, to any subsidiary of Tenant,  to  any  corporation  under common control with  Tenant,  or to  a purchaser  of  substantially  all of Tenant's  assets.  Except  as  set forth above, Tenant shall not sublease all or any part  of the  Leased  Premises,  or assign  this  Lease  in whole  or  in part without  Landlord's  consent;  such  consent  not to be unreasonably withheld  or delayed.

5.

Repairs.

During the Lease term, Tenant shall make, at Tenant's expense, all necessary repairs to the Leased Premises. Repairs shall include such items as routine repairs of floors, carpets, lights & light bulbs, walls, ceilings, common areas, and other parts of the Leased Premises damaged or worn through normal occupancy, except for major mechanical systems or the roof, subject to the obligations of the parties otherwise set forth in this Lease.

6.

Alterations and Improvements.

Tenant, at Tenant's expense. shall have the right following Landlord's  consent  to remodel, redecorate,  and make additions, improvements and replacements of and to all or any part of the Leased Premises  from time to time as Tenant may deem desirable, provided  the  same  are  made in a  workmanlike  manner and utilizing good quality materials. Tenant shall have the right to place and install personal property, trade fixtures, equipment and other temporary installations in and upon the Leased Premises, and fasten the same to the premises.  All  personal  property, equipment,  machinery,  trade  fixtures and  temporary  installations,  whether acquired  by Tenant  at the  commencement  of the  Lease  term or placed or installed on the  Leased  Premises  by Tenant thereafter shall remain Tenant's  property free and clear of any claim by Landlord. Tenant shall have the right to  remove  the  same  at any time during the term of this Lease provided that all evidence of  installation  or  damage  to  the Leased Premises  caused  by such  removal  shall  be  repaired  by Tenant  at Tenant's expense.

Should Tenant fail to remove any such alterations and/or improvements at the conclusions of the Lease term, Landlord shall have the right to cause the leasehold to be returned to its original condition, as was the case at the inception of the lease, and charge such repairs against any security deposit currently on hand. Should the security deposit be insufficient to cover the cost of repairs, then Landlord may, at its election, seek to recover those unrecompensed costs, including attorney's fees, through litigation in any court of competent jurisdiction.

7.

Property Taxes.

Tenant shall pay, prior to delinquency, its proportionate share of all general real estate taxes and installments of special assessments coming due during the Lease term on the Building and the underlying real property, and all personal property taxes with respect to Landlord's personal property,   if any, on the Leased Premises. Tenant shall be responsible for paying all personal property taxes with respect to Tenant's personal property at the Leased Premises.

8.

Insurance.

A.

If the Leased Premises or any other part of the Building is damaged by fire or other casualty resulting from any act or negligence of Tenant or any of Tenant's agents, employees or invitees, rent shall not be diminished or abated while such damages are under repair, and Tenant shall be responsible for the costs of repair not covered by insurance. Additionally, this Lease and its covenants and obligations, shall remain in full force and effect.

B.

Landlord shall maintain fire and extended coverage insurance on the Building and the Leased Premises in such amounts as Landlord shall deem appropriate. Tenant shall be responsible, at its expense, for its proportionate share of such fire and extended coverage insurance maintained by Landlord. Landlord shall notify and bill Tenant for such proportionate share which will be due with the next succeeding month's rent installment. Tenant shall be responsible, at its expense, for business interruption insurance as well as valuable papers, on all of its personal property, records, and removable trade fixtures located in the Leased Premises.

C.

Tenant shall, at its own expense, maintain a policy or policies of comprehensive general liability insurance with respect to its operative activities in the Building with the premiums thereon fully paid on or before due date, issued by and binding upon some insurance company approved by Landlord, such insurance to afford minimum protection of not less than $1,000,000 combined single limit coverage of bodily injury, property damage or combination thereof. Landlord shall be listed as an additional insured on Tenant's policy or policies of comprehensive general liability insurance, and Tenant shall provide Landlord with current Certificates of Insurance evidencing Tenant's compliance with this Paragraph.  Tenant shall obtain the agreement   of Tenant's insurers to notify Landlord that a policy is due to expire at least (10) days prior to such expiration. Landlord shall not be required to maintain insurance against thefts within the Leased Premises or the Building.

9.

Utilities.

Tenant shall pay all charges for water, sewer, gas, electricity, telephone, intrusion alarm monitoring & service and other services and utilities used by Tenant on the Leased Premises during the term of this Lease unless otherwise expressly agreed in writing by Landlord.  In the event  that  any  utility  or service  provided to the Leased Premises is not separately metered, Landlord shall pay the amount  due and  separately  invoice  Tenant  for Tenant's  pro rata share  of the charges.  Tenant shall pay such amounts   within fifteen (15) days of invoice or with the next succeeding rent installment, which is sooner. Tenant acknowledges that the Leased Premises are designed to provide standard office use electrical facilities and standard office lighting. Tenant shall not use any equipment or devices that utilizes excessive electrical energy or which may, in Landlord's reasonable opinion, overload the wiring or interfere with electrical services to other tenants.

10.

Signs.

Following Landlord's consent, Tenant shall have the right to  place  on  the  Leased  Premises,  at locations selected by Tenant, any signs which are permitted by applicable  zoning  ordinances  and  private restrictions. Landlord may refuse consent to  any  proposed  signage  that  is  in  Landlord's opinion  too large, deceptive,  unattractive  or otherwise  inconsistent  with  or inappropriate  to the Leased Premises or use of any other tenant. Landlord  shall  assist  and  cooperate  with  Tenant  in obtaining  any  necessary   permission   from  governmental   authorities or adjoining  owners  and occupants for Tenant to place or construct the foregoing signs. Tenant shall  repair  all  damage  to the  Leased Premises  resulting  from  the  removal  of signs  installed  by Tenant.

11.

Entry.

Landlord shall have the  right  to enter  upon  the  Leased  Premises  at  reasonable  hours  to inspect the  same,  provided  Landlord  shall  not  thereby  unreasonably  interfere  with  Tenant's  business  on the  Leased  Premises.

12.

Parking.

During the term of this Lease, Tenant shall  have  the  non-exclusive  use  in common  with  Landlord, other tenants of the Building, their guests and  invitees,  of the  non-reserved  common  automobile parking   areas,   driveways,   and  footways,   subject   to  rules  and  regulations   for  the  use  thereof  as prescribed from time to time by Landlord. Landlord reserves the right to designate and placard certain parking spaces or areas adjacent to the Building or in reasonable proximity thereto, for parking by Tenant and Tenant's agents and employees. Parking by others in such designated parking spaces may result in such offending vehicle(s) being towed away and stored at the owner's expense.

13.

Building Rules

Tenant will comply with the rules of the Building adopted and altered by Landlord, from time to time, and will cause an of its agents, employees, invitees and visitors to do so; all changes to such rules will be sent by Landlord to Tenant in writing. The initial rules for the Building are attached hereto as Exhibit "A" and incorporated herein for all purposes.

14.

Damage and Destruction.

Subject to Section 8 A. above, if the Leased Premises or any part thereof or any appurtenance thereto  is so damaged by fire, casualty or structural defects, not caused or incurred as a result of negligence by Tenant,  and the same is  uninhabitable and cannot  be used for Tenant's  purposes,  then Tenant shall  have the  right within  ninety  (90) days following  damage  to elect, by notice  to  Landlord,  to terminate this

Lease as of the date of such damage. In the event of minor damage to any part of the Leased Premises and  if such  damage  does  not  render  the Leased Premises  unusable  for Tenant's   purposes, as reasonably determined by the Landlord, Landlord shall promptly repair such damage at the cost of the Landlord, ln making the repairs called for in this paragraph, Landlord shall not be liable for  any  delays resulting from strikes, governmental restrictions, inability to obtain necessary materials or labor or other matters which are beyond the reasonable control  of Landlord.  Tenant shall  be relieved from  paying rent  and other charges during  any  portion  of the  Lease  term  that  the Leased  Premises  are  inoperable  or unfit for  occupancy,  or  use,  in whole  or in part, for Tenant's purposes . Rentals and other charges paid in advance for any such periods shall be credited on the next ensuing payments, if any, but if no further payments are to be made, any such advance payments shall be refunded to Tenant.  The  provisions  of  this paragraph extend not only to the matters aforesaid, but also to  any  occurrence  which  is  beyond Tenant's reasonable control and which renders the Leased Premises, or any  appurtenance  thereto, inoperable  or unfit for occupancy or use, in whole or in part, for Tenant's purposes.

15.

Default.

If default shall at any time be made by Tenant in the payment of rent when due to Landlord as herein provided, and if said default shall continue for fifteen (15) days  after written  notice thereof shall  have been given to Tenant by Landlord, or if default shall be made in any  of  the  other  covenants  or conditions  to  be kept,  observed  and  performed  by Tenant,  and  such  default  shall continue  for thirty (30) days after notice thereof in writing to Tenant by Landlord without correction thereof then having  been commenced and thereafter diligently prosecuted, Landlord may declare the term of this Lease ended and terminated by giving Tenant written notice of such intention, and if possession of the Leased Premises is not surrendered, Landlord may reenter said premises. Landlord shall have, in addition to the remedy above provided, any other right or remedy available to Landlord on account of any Tenant default, either in law or equity. Landlord shall use reasonable efforts to mitigate its damages.

16.

Quiet Possession.

Landlord covenants and warrants that upon performance by Tenant of its obligations hereunder, Landlord will keep and maintain Tenant in exclusive, quiet, peaceable and undisturbed and uninterrupted   possession of the Leased Premises during the term of this Lease.

17.

Condemnation.

If any legally, constituted  authority  condemns  the  Building  or such  part thereof  which  shall  make the Leased Premises unsuitable  for  leasing,  this  Lease  shall  cease  when  the  public  authority  takes possession, and Landlord and Tenant shall account for rental as of that date. Such termination shall be without prejudice to the rights of either party to recover compensation from the condemning authority for any loss or damage caused by the condemnation.  Neither party shall have any rights in or to any award made to the other by the condemning authority.

18.

Subordination.

Tenant accepts this Lease subject and subordinate to any mortgage,  deed  of  trust  or  other  lien  presently existing or hereafter arising upon the Leased Premises, or upon the Building and to  any  renewals, refinancing and extensions thereof, but Tenant  agrees  that  any  such  mortgagee  shall have the right at any time to subordinate such mortgage,  deed  of trust  or other  lien to this  Lease  on such terms and subject to such conditions as such mortgagee may  deem  appropriate  in  its discretion.  Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed of trust or  other  lien  now  existing  or hereafter  placed  upon  the Leased  Premises  of the Building, and Tenant agrees, upon demand, to execute such further instruments subordinating this Lease or attorning  to the  holder  of any  such  liens  as  Landlord  may request.  In the event that Tenant should fail to execute any instrument of subordination herein required to be executed by Tenant promptly as requested, Tenant hereby irrevocably  constitutes  Landlord  as  its  attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power  is one coupled with an interest. Tenant agrees that it will from  time to time upon  request  by  Landlord  execute and deliver to such persons  as  Landlord  shall  request  a statement  in recordable  form  certifying  that this Lease  is unmodified  and  in full force and effect  (or if there  have been  modifications,  that  the same is in full force and effect as so modified), stating the dates  to which  rent  and  other  charges  payable under this  Lease  have been paid,  stating  that  Landlord  is not in default  hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters  as Landlord  shall  reasonably require.

19.

Security Deposit.

The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant.  Unless  otherwise  provided  by mandatory non-waivable law or regulation, Landlord  may  commingle  the  Security  Deposit  with Landlord' s other funds.  Landlord  may,  from  time  to  time,  without  prejudice  to  any other  remedy, use the Security Deposit to the  extent  necessary  to  make  good  any  arrearages  of rent or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount.  If Tenant  is  not  in default  at the  termination  of this  Lease,  the balance of the Security Deposit remaining after  any  such  application  shall  be  returned  by Landlord to Tenant. If Landlord transfers its interest in the Premises during the term of this Lease, Landlord may assign the Security Deposit  to  the transferee  and  thereafter  shall  have  no  further liability  for  the  return  of such  Security  Deposit.

20.

Notice.

Any notice required or permitted under  this  Lease  shall  be deemed  sufficiently  given  or served  if sent  by  United  States  certified  mail,  return  receipt  requested,  addressed  as follows:

If to Landlord to:

Winther Family Trust - Niels & Lori Winther, trustees

491 Valley Gate Road, Simi Valley, CA 93065

If to Tenant to:

Vapor Hub International, Inc.

1871 Tapo Street, Simi Valley, CA 93063

Landlord and Tenant shall  each  have  the  right  from  time to time to change  the  place  notice  is to  be given  under  this  paragraph  by written  notice  thereof  to  the  other party.

21.

Brokers – Check One.

     X     Tenant  represents  that  Tenant  was  not shown  the  Premises  by any real estate  broker  or agent and that Tenant has not otherwise engaged in, any activity  which  could  form  the  basis  for a claim  for  real estate commission, brokerage fee, finder's  fee  or  other  similar  charge,  in  connection with  this Lease.

            Tenant was shown the property by_________________ who is a licensed real estate agent in the State of California from ______________________ Agency.   Landlord and Tenant agree to abide by the signing party's listing agreement and to pay the commission amount specified.

22.

Waiver.

No waiver of any default of Landlord or Tenant  hereunder  shall  be implied  from  any  omission  to take any action on account of such default if such default  persists  or  is repeated,  and  no express waiver  shall affect any default other than  the  default  specified  in the  express  waiver  and  that  only for  the time and to the extent therein stated. One or more waivers  by  Landlord  or  Tenant  shall  not be construed  as  a waiver  of a subsequent   breach  of the  same  covenant,  term  or condition.

23.

Memorandum of Lease.

The parties hereto contemplate  that  this Lease  should  not  and  shall  not  be filed  for  record,  but  in lieu thereof, at the request of either  party,  Landlord  and  Tenant  shall  execute  a  Memorandum  of Lease to be recorded for the purpose of giving record  notice  of  the  appropriate  provisions  of  this Lease.

24.

Headings.

The headings used in this Lease are for convenience of the parties only and shall not be considered in interpreting the meaning of any provision of this Lease.

25.

Successors.

The provisions of this Lease shall extend to and be binding upon Landlord and Tenant and their respective   legal representatives, successors and assigns.

26.

Consent.

Landlord shall not unreasonably withhold or delay its consent with respect to any matter for which Landlord's consent is required or desirable under this Lease.

27.

Performance.

If there is a default with respect to any of Landlord's covenants, warranties or representations under  this  Lease,  and  if the default  continues  more than fifteen  (15)  days  after notice in writing from Tenant to Landlord specifying the default, Tenant may, at its option and without affecting any other remedy hereunder, cure such default and deduct the cost thereof from the next accruing installment or installments of rent payable hereunder until Tenant shall have been fully reimbursed for such expenditures, together with interest thereon at a rate equal to the lessor of twelve  percent (12%) per annum or the then highest lawful rate. If this Lease terminates prior to Tenant's receiving full reimbursement, Landlord shall pay the unreimbursed balance plus accrued interest to Tenant on demand.

28.

Compliance with Law.

Tenant shall comply with all laws, orders, ordinances and other public requirements now or hereafter pertaining to Tenant's use of the Leased Premises. Landlord shall comply with all laws, orders, ordinances   and other public requirements now or hereafter affecting the Leased Premises.

29.

Final Agreement.

This Agreement terminates and supersedes all prior understandings or agreements on the subject matter hereof. This Agreement may be modified only by a further writing that is duly executed by both parties.

30.

Governing Law.

This Agreement shall  be governed,  construed  and  interpreted  by, through  and under  the  Laws  of the  State  of California.

IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

LANDLORD

_/s/ Niels Winther______/s/ Lori Winther____________

Signature

Niels C Winther                 Lori A Winther

Print Name

TENANT

By: /s/ Gary Jacob Perlingos

Signature

Vapor Hub International, Inc. – Gary J Perlingos, President

Print Name

TENANT

Signature

Print Name

AGENT/BROKER

                                        N/A

Signature

                                        N/A

Print Name